UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 West Front Street
Statesville, North Carolina	28677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-873-7202

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kewaunee Scientific Corporation (the “Company”) held its Annual Meeting of Shareholders on August 23, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Kewaunee Scientific Corporation 2023 Omnibus Incentive Plan, as amended (the “Plan”).

A summary of the Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 6, 2023 (the “Proxy Statement”), as supplemented by the additional definitive proxy soliciting material filed with the Securities and Exchange Commission on August 10, 2023 (the “Additional Soliciting Material”). The Proxy Statement and the Additional Soliciting Material are incorporated herein by reference.

The summary of the Plan contained in the Proxy Statement, as supplemented by the Additional Soliciting Material, is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)    On August 23, 2023, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the matters set forth below.

1.    Each of the nominees named below was re-elected as a Class I director for a three-year term as follows:

Name of Nominee	For	Withheld	Non-Votes
Thomas D. Hull III	1,912,637	6,896	560,185
David S. Rhind	1,666,638	252,895	560,185
John D. Russell	1,910,387	9,146	560,185

2.    The appointment of the independent registered public accounting firm of FORVIS, LLP as the Company’s independent auditors for fiscal year 2024 was ratified as follows:

For	Against	Abstained
2,476,494	57	3,167

3.    The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstained	Non-Votes
1,839,983	65,792	13,758	560,185

4.    The Kewaunee Scientific Corporation 2023 Omnibus Incentive Plan, as amended, was approved as follows:

For	Against	Abstained	Non-Votes
1,419,893	498,027	1,613	560,185

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.

10.1	Kewaunee Scientific Corporation 2023 Omnibus Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Kewaunee Scientific Corporation

Date:August 25, 2023	/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance and Chief Financial Officer